UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 20, 2005

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                          0-565                99-0032630
           ------                          -----                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
-------------------------------   ------------------------   ----------------
       incorporation)                                        Identification No.)
       --------------                                        -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.
-----------------------

On June 20, 2005, Matson Navigation Company, Inc. ("Matson"), a wholly owned subsidiary of Alexander & Baldwin, Inc. ("A&B"), inadvertently sent to media representatives, via electronic mail, a draft copy of a speech that was intended to be given by the President of Matson to the media in a press conference for the inaugural voyage of a new containership, the MV Manulani. Much of the information was contained in newspaper articles published in Honolulu on June 21, 2005.

The document discusses, among other matters, information about how the Matson fleet will be deployed in the company's previously announced Hawaii-Guam-China service, plans to add roll on/roll off capacity to two of Matson's largest containerships and place those ships into the Hawaii trade in 2006, volume estimates for the China service, the ports that Matson intends to call on in China, Matson's vehicle capacities, and contracts with automobile manufacturers for the carriage of vehicles to Hawaii.

The draft of the information that was inadvertently distributed to the media is included herewith as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

         (c)      Exhibits

                  99.1 Draft of Manulani Inaugural Voyage Press Conference Presentation by Jim Andrasick, President and
                           CEO Matson Navigation Company, June 28, 2005.

                                SIGNATURE
                                ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 21, 2005


                            ALEXANDER & BALDWIN, INC.



                            /s/ Christopher J. Benjamin
                            -------------------------------------------
                            Christopher J. Benjamin
                            Vice President and Chief Financial Officer